Fourth Quarter 2024 Results February 4, 2025

© 2025 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters set forth in this presentation and other of our oral or written statements identified by words such as “estimates,” “expects,” “anticipates,” “believes,” “plans,” “intends,” “will,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, are inherently speculative, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in those statements if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the effects of intense competition from a wide variety of competitive providers, including decreased demand for our more mature service offerings and increased pricing pressures; the effects of new, emerging or competing technologies, including those that could make our products less desirable or obsolete; our ability to successfully and timely attain our key operating imperatives, including simplifying and consolidating our network, simplifying and automating our service support systems, attaining our Quantum Fiber buildout schedule, replacing aging or obsolete plant and equipment, strengthening our relationships with customers and attaining projected cost savings; our ability to successfully and timely monetize our network related assets through leases, commercial service arrangements or similar transactions (including as part of our Private Connectivity FabricSM solutions), including the possibility that the benefits of these transactions may be less than anticipated, that the costs thereof may be more than anticipated, or that we may be unable to satisfy any conditions of any such transactions in a timely manner, or at all; our ability to safeguard our network, and to avoid the adverse impact of cyber- attacks, security breaches, service outages, system failures, or similar events impacting our network or the availability and quality of our services; the effects of ongoing changes in the regulation of the communications industry, including the outcome of legislative, regulatory or judicial proceedings relating to content liability standards, intercarrier compensation, universal service, service standards, broadband deployment, data protection, privacy and net neutrality; our ability to generate cash flows sufficient to fund our financial commitments and objectives, including our capital expenditures, operating costs, debt obligations, taxes, pension contributions and other benefits payments; our ability to effectively retain and hire key personnel and to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages; our ability to successfully adjust to changes in customer demand for our products and services, including increased demand for high-speed data transmission services and artificial intelligence services; our ability to enhance our growth products and manage the decline of our legacy products, including by maintaining the quality and profitability of our existing offerings, introducing profitable new offerings on a timely and cost-effective basis, and transitioning customers from our legacy products to our newer offerings; our ability to successfully and timely implement our corporate strategies, including our transformation, buildout and deleveraging strategies; our ability to successfully and timely realize the anticipated benefits from our 2022 and 2023 divestitures, and our 2024 debt modification and extinguishment transactions; changes in our operating plans, corporate strategies, or capital allocation plans, whether based upon changes in our cash flows, cash requirements, financial performance, financial position, market or regulatory conditions, or otherwise; the impact of any future material acquisitions or divestitures that we may transact; the negative impact of increases in the costs of our pension, healthcare, post-employment or other benefits, including those caused by changes in capital markets, interest rates, mortality rates, demographics or regulations; the impact of events that harm our reputation or brands, including potential negative impact of customer or shareholder complaints, government investigations, security breaches or service outages impacting us or our industry; adverse changes in our access to credit markets on acceptable terms, whether caused by changes in our financial position, lower credit ratings, unstable markets, debt covenant restrictions or otherwise; our ability to meet the terms and conditions of our debt obligations and covenants, including our ability to make transfers of cash in compliance therewith; our ability to maintain favorable relations with our security holders, key business partners, suppliers, vendors, landlords and lenders; our ability to timely obtain necessary hardware, software, equipment, services, governmental permits and other items on favorable terms; our ability to meet evolving environmental, social and governance ("ESG") expectations and benchmarks, and effectively communicate and implement our ESG strategies; the potential adverse effects arising out of allegations regarding the release of hazardous materials into the environment from network assets owned or operated by us or our predecessors, including any resulting governmental actions, removal costs, litigation, compliance costs or penalties; our ability to collect our receivables from, or continue to do business with, financially-troubled customers; our ability to continue to use intellectual property used to conduct our operations; any adverse developments in legal or regulatory proceedings involving us; changes in tax, trade, pension, healthcare or other laws or regulations, in governmental support programs, or in general government funding levels, including those arising from governmental programs promoting broadband development; our ability to use our net operating loss carryforwards in the amounts projected; the effects of changes in accounting policies, practices or assumptions, including changes that could potentially require additional future impairment charges; the effects of adverse weather, terrorism, epidemics, pandemics, war, rioting, vandalism, societal unrest, political discord or other natural or man-made disasters or disturbances; the potential adverse effects if our internal controls over financial reporting have weaknesses or deficiencies, or otherwise fail to operate as intended; the effects of changes in interest rates or inflation; the effects of more general factors such as changes in exchange rates, in operating costs, in public policy, in the views of financial analysts, or in general market, labor, economic, public health or geopolitical conditions; and other risks referenced from time to time in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic and market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise.

© 2025 Lumen Technologies. All Rights Reserved. 2 Non-GAAP Measures This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, each excluding the effects of special items, and adjustments to GAAP and other non-GAAP measures to exclude the effect of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliation of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Lumen may present or calculate its non-GAAP measures differently from other companies.

KATE JOHNSON President & CEO

© 2025 Lumen Technologies. All Rights Reserved. 4 Lumen Made Great Strides Forward in 2024 Strengthened the Balance Sheet and Improved Liquidity Partnered with Tech Leaders to Build the Backbone for the AI Economy Continued to Drive Operational Excellence Building the Foundation for the Future of Lumen Signed $8.5B in PCF deals Partnered with Corning for State of the Art Fiber Improved Customer Satisfaction Scores Solid Sales Growth Across NA Enterprise Channels Drove Increased Adoption of NaaS Announced $1B Modernization and Simplification Plan Completed TSA: Termed Out Debt and Increased Liquidity Reduced Total Debt by $1.6B Closed Funding Gap with First Group of PCF Partnerships Continue to transform our workforce and culture

© 2025 Lumen Technologies. All Rights Reserved. 5 2025 Company-wide goals Drive Operational Excellence Build the Backbone for AI Economy Cloudify Telecom Deliver Lumen financial goals (revenue, EBITDA, FCF) Build out new: meet all our Big Tech commitments Maintain existing: care for our network as a crown jewel Drive PCF adoption across industries during inference…think BIG! Make network upgrades in key markets to unlock TAM Drive NaaS platform adoption Launch new multi-cloud capabilities (TBA) to drive rev growth Build growth engine: sales execution, CX, churn, etc. Modernize key systems: ERP, Agent Force, SNow Simplify: Unify network, decom ecosystem, product rationalization Mass Markets execution Continue to transform our workforce and culture

© 2025 Lumen Technologies. All Rights Reserved. 6 Utilization (EOY) 2022 (Actuals) 2025 (Plan) 2028 (Vision) Total Intercity Fiber Miles* 12M 17M 47M Hyperscaler Utlization 30% 45% 57% Enterprise Channels Utilization** 27% 19% 13% Overall Network Utilization 57% 64% 70% Available Capacity for Growth 5M 6M 14M Building the Backbone for AI Balancing Capacity and Utilization for Growing Hyperscaler and Enterprise Demand Unmatched Room for Growth: • New routes, in addition to new fiber in existing routes, increase fiber miles 3.9x • Innovation driving Increased fiber density adds up to 4x fiber into each conduit • Photonics innovation adds up to 2x fiber efficiency *Total Intercity Fiber Miles excludes ~22M expanding metro fiber miles today **Enterprise Channels include Commercial Enterprise, Public Sector, Wholesale, and Services - Conduit colors depict 2028 utilization and #conduits varies by route - Business rules in place to reserve capacity for all segments on each route Stronger Overall Network Utilization

© 2024 Lumen Technologies. All Rights Reserved. 7 PAST FUTURESingle Ports Single Ports The Multi-Cloud, AI-Ready Network Architecture Up to 10% fewer cross-connects & 50% fewer ports for a lower cost, lower latency network Carrier Neutral Facility Commercial Enterprise Public SectorWholesale Cross Connects Traditional Fiber Gen AI Fiber Single network port Traditional cloud connectivity requires dedicated ports & links per connection to each cloud resulting in higher cost, higher latency, & less efficient routing. Hyperscaler #1 Hyperscaler #3 Hyperscaler #2 Fabric port Multi-cloud, AI-Ready connectivity offers unmatched scalability, robust security and incredible flexibility. New technology allows customers to connect with a single port between customers, edge & cloud seamlessly. Lumen Multi-Cloud Services Powered by ExaSwitch. Lumen Edge Commercial Enterprise Public SectorWholesale Fabric Ports Fabric Port Hyperscaler #1 Hyperscaler #3 Hyperscaler #2 Lumen Edge 5

CHRIS STANSBURY EVP & CFO

4Q24 Year-Over-Year Total Reported Revenue Bridge

~25% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold



~25%(2)
$3,517
$10
($39)
($18)
($141)
$3,329
4Q23 Reported
Divestitures & Post-Closing Commercial Agreements(1)
CDN Contracts Sold
Organic Declines
4Q24 Reported

($ in millions)

($ in millions)	4Q24	Y/Y% Change
Business	$2,659	(5.1%)
Mass Markets	$670	(6.3%)
Total	$3,329	(5.3%)

(1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the fourth quarter of 2024 and 2023 in relation to the Company's past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the fourth quarter of 2024 and 2023 and its current financial performance.

(2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 4Q23 Reported Revenue to 4Q24 Reported Revenue.

9

LUMEN

© 2025 Lumen Technologies. All Rights Reserved. 10 ($ in millions) 4Q24 Y/Y% Change Q/Q% Change % Total Grow $872 15.3% 12.1% 47% Nurture $486 (16.2%) (4.1%) 26% Harvest $293 (7.3%) 6.5% 16% Subtotal $1,651 (0.1%) 5.8% 89% Other(3) $200 (16.7%) 13.0% 11% N.A. Enterprise $1,851 (2.2%) 6.6% 100% ($ in millions) 4Q24 Y/Y% Change Q/Q% Change Large Enterprise $845 (5.5%) 0.7% Mid-Market Enterprise $452 (9.8%) (4.0%) Public Sector $554 11.5% 29.7% N.A. Enterprise $1,851 (2.2%) 6.6% Wholesale(1) $716 (4.5%) 1.4% N.A. Total Business(1) $2,567 (2.8%) 5.1% International & Other(1)(2) $92 (42.5%) (1.1%) Total Business(1)(2) $2,659 (5.1%) 4.9% Total Mass Markets $670 (6.3%) (2.2%) Total Revenue(1)(2) $3,329 (5.3%) 3.4% 4Q24 Total Reported Revenue (14Q23 results include revenue from Lumen's EMEA business, which was sold November 1, 2023. Please see Lumen’s accompanying Financial Trending Schedule for impacts from post-closing commercial agreements and divestitures. (2) International & Other includes all Content Deliver Network “CDN” revenue. 4Q23 results include revenue from select CDN customer contracts which were sold as announced on October 10, 2023. (3) Other revenue includes Equipment and Managed & Professional Services. Maintained Growth in N.A. Enterprise Grow Products

© 2025 Lumen Technologies. All Rights Reserved. 11 4Q24 Mass Markets Revenue (1) Other Broadband revenue primarily includes revenue from lower speed copper-based broadband services marketed under the CenturyLink brand. Revenue ($ in millions) 4Q24 Y/Y% Change % Total Fiber Broadband $195 18.9% 29% Other Broadband(1) $272 (17.6%) 41% Voice & Other $203 (8.1%) 30% Total Mass Markets $670 (6.3%) 100% Fiber Broadband Revenue Growth Accelerated 33% 35% 38% 40% 42% 4Q23 1Q24 2Q24 3Q24 4Q24 Fiber Revenue Contribution to Total Broadband

4Q24 Mass Markets Broadband Metrics(1) 105K Fiber-Enabled Location Adds Q/Q 42K Net Fiber Adds ~$61 Fiber Broadband ARPU (1) For more information on how we calculate enabled locations and subscribers, see our accompanying earnings release. Strong Growth In Fiber Net Subscriber Additions Fiber 4Q24 Y/Y Change Q/Q Change Enabled Locations 4.16M 501K 105K Subscribers 1.08M 161K 42K Other 4Q24 Y/Y Change Q/Q Change Enabled Locations 17.81M (327K) (65K) Subscribers 1.47M (373K) (97K) 12

4Q24 Year-Over-Year Adjusted EBITDA Bridge

~28% of Decline Due to Divestitures, Net of Post-Closing Commercial Agreements and CDN Contracts Sold



~28%(2)
$1,099
$11
($14)
($10)
($34)
$1,052
4Q23 Reported
Divestitures & Post-Closing Commercial Agreements(1)
CDN Contracts Sold
Organic Declines
4Q24 Reported

($ in millions)

($ in millions)	4Q24	Y/Y% Change
Total Revenue	$3,329	(5.3%)
Adjusted EBITDA	$1,052	(4.3%)
Adj. EBITDA Margin	31.6%	40 bps

(1) The Company believes that these figures will allow analysts and investors to understand (i) the amounts associated with the divestitures and the impact that it had on the Company's revenue generating activities in the fourth quarter of 2024 and 2023 in relation to the Company's past, but not current or future, financial performance and (ii) the impact that the post-closing agreements have had on the Company's activities in the fourth quarter of 2024 and 2023 and its current financial performance.

(2) Calculated by combining the impacts from Divestitures & Post-Closing Commercial Agreements and CDN Contracts Sold and showing them as a percent of the total dollar change from 4Q23 Adjusted EBITDA to 4Q24 Adjusted EBITDA.

13

LUMEN

Consolidated Cash Flow Summary 14 ($ in millions) 4Q24 Cash Flow from Operations $688 Capital Expenditures $915 Free Cash Flow ($174) Net Cash Interest $339 Key Metrics

© 2025 Lumen Technologies. All Rights Reserved. 15 Slide Title 2025 Financial Outlook (1) For definitions of non-GAAP metrics and reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of February 4, 2025. See “Forward Looking Statements” at the beginning of this presentation. Metric(1)(2) Outlook Adjusted EBITDA $3.2 to $3.4 billion Free Cash Flow $700 to $900 million Net Cash Interest $1.2 to $1.3 billion Capital Expenditures $4.1 to $4.3 billion Cash Income Taxes $100 to $200 million